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                                  EXHIBIT 10.1

                    FORM OF OFFSHORE CONVERTIBLE SECURITIES
                             SUBSCRIPTION AGREEMENT

             OFFSHORE CONVERTIBLE SECURITIES SUBSCRIPTION AGREEMENT

                       EXSORBET INDUSTRIES, INC./[BUYER]


         THIS OFFSHORE CONVERTIBLE SECURITIES SUBSCRIPTION AGREEMENT (hereinafter the "Agreement") has been executed by the undersigned in connection with the sale of certain convertible debentures (hereinafter the "Debentures"), convertible into shares of common stock, par value $0.001 per share (hereinafter the "Shares") of Exsorbet Industries, Inc. (EXSO), 6007 South 29th Street, Fort Smith, Arkansas, a corporation organized under the laws of Idaho (hereinafter "SELLER") to [Buyer], located at [address ], a corporation organized under the laws of [____________________] (hereinafter "BUYER"). SELLER and BUYER (hereinafter collectively the "parties") each hereby represents, warrants and agrees as follows:


1.       AGREEMENT TO SUBSCRIBE; PURCHASE PRICE

         (i) BUYER hereby subscribes for One Hundred Fifty Thousand Dollars ($150,000) U.S. principal amount of Debentures, convertible into Shares in accordance with the terms set forth in the form of Debenture attached as Exhibit A to this Agreement.

         (ii) BUYER shall pay the purchase price by delivering same day funds in United States Dollars to an escrow agent or as otherwise agreed between the parties, to be delivered to the order of SELLER upon delivery of the Debentures.

         (iii) This Agreement has been executed in connection with an offering (the "Offering") by SELLER of Debentures pursuant to Regulation S ("Regulation S") promulgated under the Securities Act of 1933, as amended (the "Securities Act"). BUYER will be notified of the date of the completion of the Offering.

2.       BUYER'S REPRESENTATIONS AND COVENANTS

         BUYER represents and warrants to SELLER as follows:

         (i) BUYER is not a "U.S. Person" as defined by Rule 902 of Regulation S, was not organized under the laws of any U.S. jurisdiction, and was not formed for the purpose of investing in securities not registered under the Securities Act;

         (ii) At the time the buy order for this transaction was originated, BUYER was outside the United States;

         (iii) No offer to purchase the Debentures was made in the United States and Buyer is not aware of any "direct selling efforts" as defined by Rule 902 of Regulation S by any person in respect of the Debentures;

         (iv) BUYER is either (a) purchasing the Debentures for its own account for investment purposes and not with a view towards distribution, or
(b) acting as agent for a principal that has made the representations contained in Exhibit B hereto;

         (v) All subsequent offers and sales of the Debentures or the Shares will be made (a) outside the United States in compliance with Rule 903 or Rule 904 of Regulation S, (b) pursuant to registration of the Debentures or the Shares under the Securities Act, or (c) pursuant to an exemption from such registration. BUYER understands the conditions of the exemption from registration afforded by Section 4(1) of the Securities Act and acknowledges that there can be no assurance that it will be able to rely on such exemption. In any case, BUYER will not resell the





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Offshore Convertible Securities
Subscription Agreement: Exsorbet Industries, Inc./[Buyer]                 [date]
Page 2

Debentures or the Shares to U.S. Persons or within the United States until after the end of the forty (40) day period commencing on the date of completion of the Offering (the "Restricted Period");

         (vi) BUYER has no existing short position with respect to the common stock of SELLER and agrees not to enter into any short sales or other hedging transactions with respect to the common stock of SELLER at any time after the execution of this Agreement by BUYER and prior to the expiration of the Restricted Period. BUYER further agrees that, at all times after the execution of this Agreement by BUYER and prior to the expiration of the Restricted Period, it will keep its purchase of the Debentures or the Shares confidential, except as required by law and except as necessary in the ordinary course of BUYER'S business;

         (vii) BUYER understands that the Debentures are being offered and sold to it in reliance on specific provisions of federal and state securities laws and that SELLER is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of BUYER set forth herein in order to determine the applicability of such provisions. Accordingly, BUYER agrees to notify SELLER of any events which would cause the representations and warranties of BUYER to be untrue or breached at any time after the execution of this Agreement by BUYER and prior to the expiration of the Restricted Period;

         (viii) Any offering documents received by BUYER include statements to the effect that neither the Debentures nor the Shares have been registered under the Securities Act and such securities may not be offered or sold in the United States or to U.S. Persons during the Restricted Period;

         (ix) BUYER, in making the decision to purchase the Debentures subscribed for, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties;

         (x) In the event of resale of the Debentures or the Shares during the Restricted Period, BUYER shall provide a written confirmation or other written notice to any distributor, dealer, or person receiving a selling concession, fee, or other remuneration in respect of the Debentures or the Shares stating that such purchaser is subject to the same restrictions on offers and sales that apply to the undersigned, and shall require that any such purchaser shall provide such written confirmation or other notice upon resale during the Restricted Period;

         (xi) BUYER has not taken any action that would cause SELLER to be subject to any claim for commission or other fee or remuneration by any broker, finder, or other person and BUYER hereby indemnifies SELLER against any such claim caused by the actions of BUYER or any of its employees or agents; and

         (xii) BUYER'S purchase of the Shares pursuant to this Agreement is not part of a plan or scheme to evade the registration provisions of the Securities Act.

3.       SELLER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

         SELLER represents, warrants an covenants to BUYER as follows:

         (i) SELLER has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation. SELLER is a "Domestic Issuer" and a "Reporting Issuer," as such terms are as defined by Rule 902 of Regulation S. SELLER has registered its common stock pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is in full compliance with all reporting requirements of





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Offshore Convertible Securities
Subscription Agreement: Exsorbet Industries, Inc./[Buyer]                 [date]
Page 3

either Section 13(a) or 15(d) of the Exchange Act, and SELLER'S common stock trades on The Nasdaq Small Cap Market;

         (ii) SELLER has furnished BUYER with an Offering Memorandum dated [_____] (the "Offering Memorandum"). Offering Memorandum does not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements in the Offering Memorandum, in light of the circumstances under which they were made, not misleading.

         (iii) SELLER has not offered the Debentures or the Shares to any person in the United States, any identifiable group of U.S. citizens abroad, or to any U.S. Person;

         (iv) At the time the buy order was originated, SELLER reasonably believed BUYER was outside the United States and was not a U.S. Person;

         (v) SELLER and/or its agents reasonably believe that the sale of Debentures has not been prearranged with a buyer in the United States;

         (vi) SELLER has not conducted any "directed selling efforts" with respect to the Debentures or the Shares;

         (vii) The Debentures or Shares when issued and delivered will be duly and validly authorized and issued, and with respect to the Shares, fully-paid and nonassessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholder of SELLER with respect to the Debentures or the Shares;

         (viii) This Agreement has been duly authorized, validly executed and delivered on behalf of SELLER and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally;

         (ix) The execution and delivery of this Agreement and the consummation of the issuance of the Debentures or the Shares and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by SELLER of any of the terms or provisions of, or constitute a default under, the articles of incorporation or bylaws of SELLER, or any indenture, mortgage, deed of trust or other material agreement or instrument to which SELLER is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over SELLER or any of its properties or assets;

         (x) No authorization, approval or consent of any governmental body is legally required for the issuance and sale of the Debentures or the Shares as contemplated by this Agreement;

         (xi) SELLER will issue one or more Debentures in the name of BUYER in such denominations to be specified by BUYER prior to closing. Upon conversion of the Debentures, SELLER will issue one or more certificates representing the Shares in the name of BUYER without a restrictive legend and in such denominations to be specified by BUYER prior to conversion. SELLER further warrants that no instructions other than these instructions, and instructions for a "stop transfer" until the end of the Restricted Period, have been given to the transfer agent and also warrants that the Debentures and the Shares shall otherwise be freely transferable by the Buyer on the books and records of SELLER subject to compliance with Federal and State securities laws. SELLER will notify the transfer agent of the date of completion of the Offering and of the date of expiration of the Restricted Period. Nothing in this section shall affect





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Offshore Convertible Securities
Subscription Agreement: Exsorbet Industries, Inc./[Buyer]                 [date]
Page 4

in any way BUYER'S obligations and agreement to comply with all applicable securities laws upon resale of the Debentures and Shares;

         (xii) SELLER has taken and will take no action that will affect in any way the running of the Restricted Period or the ability of BUYER to resell the Debentures or the Shares in accordance with applicable securities laws and this Agreement;

         (xiii) SELLER will comply with all applicable securities laws and regulations with respect to the sale of the Debentures or the Shares, including but not limited to the filing of all reports required to be filed in connection therewith with the Securities and Exchange Commission or any stock exchange or Nasdaq or any other regulatory authority; and

         (xiv) SELLER agrees that it will not issue a press release or other communications to the public containing BUYER'S name or other identifying information without BUYER'S written consent.

4. REGISTRATION. If upon conversion of the Debentures effected by BUYER pursuant to the terms of this Agreement and the Form of Debenture following the expiration of the Restricted Period, SELLER fails to issue certificates for Shares issuable upon such conversion to BUYER bearing no restrictive legend for any reason other than SELLER'S reasonable good faith belief that the representations and warranties made by BUYER in this Agreement were untrue when made, then SELLER shall be required, at the request of BUYER and at SELLER'S expense, to effect the registration of the Shares issuable upon conversion of the Debentures under the Securities Act and relevant Blue Sky laws as promptly as is practicable. SELLER and BUYER shall cooperate in good faith in connection with the furnishing of information required for such registration and the taking of such other actions as may be legally or commercially necessary in order to effect such registration. SELLER shall file a registration statement within 30 days of BUYER'S demand therefor and shall use its best efforts to cause such registration statement to become effective as soon as practicable thereafter and in any event within 90 days of the date of the initial filing thereof. Such best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the Securities and Exchange Commission ("SEC") and promptly preparing and filing amendments to such registration statement which are responsive to the comments received from the staff of the SEC. Once declared effective by the SEC, SELLER shall cause such registration statement to remain effective until the earlier of (i) the sale by BUYER of all Shares registered or (ii) where there are no further volume restrictions pursuant to Rule 144 under the Securities Act, or
(iii) Two (2) years. In the event that SELLER has not effected the registration of the Shares issuable upon the conversion of the Debentures under the Act and relevant Blue Sky Laws within ninety (90) days after the date of filing of the registration statement, SELLER shall pay to BUYER by wire transfer, as liquidated damages for such failure and not as a penalty, an amount in cash equal to the lesser of (i) $100,000 and (ii) 5% of the amount of the Debenture. Such payment shall be made to BUYER immediately upon expiration of the 90-day period referenced in the preceding sentence if the registration of the Shares is not effected by such date; provided, however, that the payment of such liquidated damages shall not relieve SELLER from its obligations to register the Shares pursuant to this Section 4.

5. CLOSING. Debentures shall be delivered to BUYER and the funds therefor shall be delivered to SELLER on [close date], 1996 or at such time to be mutually agreed.

6.       CONDITIONS TO CLOSING

         (i) BUYER understands that SELLER'S obligation to sell the Debentures is conditioned upon delivery into escrow or otherwise as agreed between BUYER and SELLER by BUYER of the amount set forth in Section 1 hereof.





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Offshore Convertible Securities
Subscription Agreement: Exsorbet Industries, Inc./[Buyer]                 [date]
Page 5


         (ii) SELLER understands that BUYER'S obligation to purchase the Debentures is conditioned upon delivery of the Debentures as described herein, and provision of an opinion of counsel confirming the matters set out in
Section 3(i), (vii), (viii), (ix), and (x) above.





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Offshore Convertible Securities
Subscription Agreement: Exsorbet Industries, Inc./[Buyer]                 [date]
Page 6

7.       MISCELLANEOUS.

         (i) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Facsimile signatures of this Agreement shall be binding on all parties hereto. All terms used herein that are defined in Regulation S under the Securities Act shall have the meanings set forth therein.

         (ii) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

Official Signatory of BUYER :
[ BUYER ]



[_________________________]
[_________________________]


Official Signatory of SELLER:

EXSORBET INDUSTRIES, INC.




Charles E. Chunn, Jr.,
Executive Vice President and
Chief Financial Officer

                                   EXHIBIT B


In connection with the Offshore Convertible Securities Subscription Agreement between Exsorbet Industries, Inc, an Idaho corporation ("Seller"), and [Buyer], dated [ _______, 1996] ( the "Agreement"), the undersigned represents and warrants as follows:

         (i) The undersigned is not a U.S. Person as defined by Rule 902 of Regulation S, was not organized under the laws of any U.S. jurisdiction, and was not formed for the purpose of investing in securities not registered under the Securities Act of 1933, as amended (the "Securities Act");

         (ii) At the time the buy order for the Debentures (as such term is defined in the Agreement) was originated, the undersigned was outside the United States;

         (iii)   No offer to purchase the Debentures was made in the United
States;

         (iv) The undersigned is purchasing the Debentures for its own account for investment purposes and not with a view towards distribution;

         (v) All subsequent offers and sales of the Debentures or the Shares will be made (a) outside the United States in compliance with Rule 903 or Rule 904 of Regulation S, (b) pursuant to registration of the Debentures or the Shares under the Securities Act or (c) pursuant to an exemption from such registration. The undersigned understands the conditions of the exemption from registration afforded by Section 4(1) of the Securities Act and acknowledges that there can be no assurance that it will be able to rely on such exemption. In any case, the Debentures or the Shares will not be resold to U.S. Persons or within the United States until after the end of the "Restricted Period" (as such term is defined in the Agreement);

         (vi) The undersigned has no existing short position with respect to the common stock of Seller and agrees not to enter into any short sales or other hedging transactions with respect to the common stock of Seller at any time after the execution of this Agreement by the undersigned and prior to the expiration of the Restricted Period. The undersigned further agrees that, at all times after the execution of these representations by the undersigned and prior to the expiration of the Restricted Period, it will keep its purchase of the Debentures or the Shares confidential, except as required by law and except as necessary in the ordinary course of the undersigned's business;

         (vii) The undersigned understands that the Debentures are being offered and sold to it in reliance on specific provisions of federal and state securities laws and that Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the applicability of such provisions. Accordingly, the undersigned agrees to notify Seller of any events which would cause the representations and warranties of the undersigned to be untrue or breached at any time after the execution of these representations by the undersigned and prior to the expiration of the Restricted Period;

         (viii) Any offering documents received by the undersigned include statements to the effect that neither the Debentures nor the Shares have been registered under the Securities Act and may not be offered or sold in the United States or to U.S. Persons during the Restricted Period;

         (ix) The undersigned, in making the decision to purchase the Debentures subscribed for, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties;

         (x) In the event of resale of the Debentures or the Shares during the Restricted Period, the undersigned shall provide a written confirmation or other written notice to any distributor, dealer or person receiving a selling concession, fee or other remuneration in respect of the Debentures or the Shares stating that such purchaser is subject





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Exhibit B                                                                 Page 2

to the same restrictions on offers and sales that apply to the undersigned, and shall require that any such purchaser shall provide such written confirmation or other notice upon resale during the Restricted Period;

         (xi) The undersigned has not taken any action that would cause Seller to be subject to any claim for commission or other fee or remuneration by any broker, finder or other person and hereby indemnifies Seller against any such claim caused by the actions of the undersigned or any of its employees or agents; and; and

         (xii) The undersigned's purchase of the Shares pursuant to the Agreement is not part of a plan or scheme to evade the registration provisions of the Securities Act.





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                            SCHEDULE TO EXHIBIT 10.1

        The Offshore Convertible Securities Subscription Agreements between Exsorbet Industries, Inc. and the persons listed below are omitted because they are substantially identical in all material respects to Exhibit 10.1. Set forth below and attached to this schedule are the material differences between the omitted contracts and the form of contract filed as Exhibit 10.1, which correspond to the bracketed language in such form. Please note, the names of the investors are confidential.

     NAME           DATE          AMOUNT           CLOSING
     ----           ----          ------           -------
  Investor 1    May 9, 1996       300,000          May 14, 1996

  Investor 2    May 8, 1996       200,000          May 13, 1996

  Investor 3    May 8, 1996       200,000          May 14, 1996

  Investor 4    May 3, 1996       300,000          May 9, 1996

  Investor 5    May 3, 1996       300,000          May 9, 1996

  Investor 6    May 3, 1996       300,000          May 9, 1996

  Investor 7    May 3, 1996     1,250,000          May 9, 1996

  Investor 8    May 3, 1996     2,000,000          May 9, 1996

  Investor 9    May 3, 1996       150,000          May 9, 1996